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                                    FORM 8-A


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

              MICHIGAN                                    38-3317208
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

    30142 WIXOM ROAD, WIXOM, MICHIGAN                         48393
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 (Address of Principal Executive Offices)                   (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                                                 NAME OF EACH EXCHANGE ON WHICH
 TITLE OF EACH CLASS TO BE SO REGISTERED         EACH CLASS IS TO BE REGISTERED
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Not applicable                                         Not applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-127048

Securities to be registered pursuant to Section 12(g) of the Act:


Common Share Purchase Warrants
                              --------------------------------------------------
                                           (Title of class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by this Item 1 is set forth under the caption "Description of Securities" in the Registrant's registration statement on Form S-4 as filed with the Commission on July 29, 2005 (Registration No. 333-127048), as amended pursuant to Amendment No. 1 to the Registrant's registration statement on Form S-4 as filed with the Commission on September 22, 2005 and Amendment No. 2 to the Registrant's registration statement on Form S-4 as filed with the Commission on October 12, 2005, covering the offer and sale of warrants to be registered hereby, which description is incorporated herein by reference. Any description under the caption "Description of Securities" in a form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, relating to such registration statement on Form S-4 shall be deemed to be incorporated by reference into this Registration Statement on Form 8-A.

ITEM 2.  EXHIBITS

  EXHIBIT
  NUMBER                                                      DESCRIPTION
  ------                                                      -----------

1                          Articles of Incorporation of the Registrant, incorporated by reference to Exhibit
                           3(i).1 to the Company's Registration Statement on Form SB-2, File No. 333-31991, filed on July 27, 1997.

2                          Certificate of Amendment to Articles of Incorporation of the Registrant, incorporated by reference to Exhibit 3(i).2 to the Company's Registration Statement on Form SB-2,
                           File No. 333-31991, filed on July 27, 1997.

3                          Certificate of Correction to Articles of Incorporation of the Registrant, incorporated by reference to Exhibit 3(i).3 to the Company's Registration Statement on Form SB-2,
                           File No. 333-31991, filed on July 27, 1997.

4                          Certificate of Amendment to Articles of Incorporation of the Registrant, incorporated by reference to Exhibit 3(i).4 to the Company's Registration Statement on Form SB-2,
                           File No. 333-31991, filed on July 27, 1997.

5                          Bylaws of the Registrant, incorporated by reference to Exhibit 3(ii) to the Company's
                           Registration Statement on Form SB-2, File No. 333-31991, filed on July 27, 1997.

6                          Form of New Warrant Agreement incorporated by reference to Exhibit 4.7 to Amendment No.
                           1 to the Company's Registration Statement on Form S-4, File No. 333-127048, filed on
                           September 22, 2005.

7                          Form of New Warrant Certificate incorporated by reference to Exhibit 4.8 to Amendment
                           No. 2 to the Company's Registration Statement on Form S-4, File No. 333-127048, filed on October 12, 2005.


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                                    SIGNATURE


       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            ROCKWELL MEDICAL TECHNOLOGIES, INC.

Date: October 17, 2005                      By: /s/ Thomas E. Klema
                                                --------------------------

                                            Name:    Thomas E. Klema
                                            Title:   Chief Financial Officer






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